UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

Twenty-First Century Fox, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32352

Delaware	26-0075658
(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

Twenty-First Century Fox, Inc. (the “Company”) previously announced that it has established the Fox News Workplace Professionalism and Inclusion Council (the “Council”), a committee comprising experts in workplace and inclusion matters, which will advise Fox News and its senior management. The Council was created through more than a year of engagement by the Company with its stockholder, the City of Monroe Employees’ Retirement System, to address a complaint filed on November 20, 2017 by the stockholder in the Court of Chancery of the State of Delaware. The matter has been resolved by the parties which have entered into a Stipulation and Agreement of Settlement, Compromise, and Release (the “Stipulation”), which is subject to the approval of the Delaware Court of Chancery after notice to the Company’s stockholders and a hearing. Pursuant to the terms of that Stipulation, the parties agreed that the defendants shall cause their insurers to make a payment in the amount of $90 million to the Company, less any court awarded attorneys’ fees and expenses as provided in the Stipulation, and that the Company shall put in place governance and compliance enhancements, including the establishment of the Council as described above.

In connection with the settlement of this stockholder derivative litigation, on November 28, 2017, the Delaware Court of Chancery issued a Scheduling Order pursuant to which the Company is filing with the U.S. Securities and Exchange Commission a copy of the Stipulation and the Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear (the “Notice”) which attaches as Exhibit A the Non-Monetary Relief agreement describing the governance and compliance enhancements.

The Notice contains links to third party web site addresses. The Company is not responsible for the content at these web site addresses and is not liable for any use of such information.

A copy of the Stipulation is attached hereto as Exhibit 99.1, a copy of the Notice is attached hereto as Exhibit 99.2 and a copy of the Company’s press release is attached hereto as Exhibit 99.3, and each of Exhibits 99.1, 99.2 and 99.3 is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Stipulation and Agreement of Settlement, Compromise, and Release.

99.2	Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear.

99.3	Press release of Twenty-First Century Fox, Inc., dated November 20, 2017.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stipulation and Agreement of Settlement, Compromise, and Release.

99.2	Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear.

99.3	Press release of Twenty-First Century Fox, Inc., dated November 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC.

By:	/s/ Janet Nova
Janet Nova Executive Vice President and Deputy Group General Counsel

Dated: November 30, 2017